                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       JANUARY 31, 1996.


                        LYONDELL PETROCHEMICAL COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                   1-10145             95-4160558
(STATE OR OTHER JURISDICTION         (COMMISSION         (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (713) 652-7200


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.       OTHER EVENTS

Press Release dated January 22, 1996, reporting earnings from 4th Quarter and full year 1995 and Press Release dated January 30, 1996 reporting 1996 Capital budget.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Exhibits:

  Exhibit      Document
  -------      --------
  99.1        Press Release dated January 22, 1996.
  99.2        Press Release, dated January 30, 1996.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 31, 1996                LYONDELL PETROCHEMICAL COMPANY


                                    By: /s/ Russell S. Young
                                        ------------------------------------
                                        Russell S. Young
                                        Senior Vice President
                                        Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


                                                               SEQUENTIALLY
 EXHIBIT                                                       NUMBERED PAGE
   NO.                             EXHIBITS                    WHERE LOCATED
 -------                           --------                    -------------


 99.1                   Press Release dated January 22, 1996

 99.2                   Press Release dated January 30, 1996